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                                                                       EXHIBIT N


                         CONSENT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
The New America High Income Fund, Inc.:


We consent to the use of our report dated January 31, 2003, incorporated herein by reference, and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS", "SENIOR SECURITIES", "INDEPENDENT PUBLIC ACCOUNTANTS" and "EXPERTS" in the Prospectus.


                                                               /s/ KPMG LLP


Boston, Massachusetts
October 7, 2003